Exhibit 4.1

FOX CORPORATION

Officer’s Certificate

November 13, 2026

The undersigned, Steven Tomsic, Chief Financial Officer of Fox Corporation, a corporation organized under the laws of the State of Delaware (the “Company”), acting pursuant to authority conferred on him by the Board of Directors of the Company, is hereby delivering this Officer’s Certificate, pursuant to Section 3.01 of the Indenture (as defined below), in connection with the issuance of the Senior Notes (as defined below), and does hereby, on behalf of the Company, determine the following terms for seven series of Securities to be issued under the Indenture, dated as of January 25, 2019 (the “Base Indenture” and, together with this Officer’s Certificate, the “Indenture”; unless otherwise defined herein, capitalized terms have the meanings set forth in the Base Indenture), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”):

(1) The title of the seven series of Securities are: the 5.625% Senior Notes due 2029 (the “2029 Senior Notes”), the 5.900% Senior Notes due 2031 (the “2031 Senior Notes”), the 6.150% Senior Notes due 2033 (the “2033 Senior Notes”), the 6.400% Senior Notes due 2036 (the “2036 Senior Notes”), the 7.125% Senior Notes due 2046 (the “2046 Senior Notes”), the 7.150% Senior Notes due 2056 (the “2056 Senior Notes”) and the 7.300% Senior Notes due 2066 (the “2066 Senior Notes” and, together with the 2029 Senior Notes, the 2031 Senior Notes, the 2033 Senior Notes, the 2036 Senior Notes, the 2046 Senior Notes and the 2056 Senior Notes, the “Senior Notes”).

(2) The initial aggregate principal amount of the 2029 Senior Notes, the 2031 Senior Notes, the 2033 Senior Notes, the 2036 Senior Notes, the 2046 Senior Notes, the 2056 Senior Notes and the 2066 Senior Notes which may be authenticated and delivered under the Base Indenture are US$750,000,000, US$1,500,000,000, US$1,250,000,000, US$1,750,000,000, US$1,000,000,000, US$1,500,000,000 and US$650,000,000, respectively.

(3) The Company may, from time to time following the date of this Officer’s Certificate, without notice to or consent of the Holders of any series of Senior Notes, issue additional Senior Notes of any series under the Indenture (any such Senior Notes, “Additional Notes”). Any Additional Notes subsequently issued under the Indenture will (i) have the same tenor, coupon and other terms as the applicable series of the Senior Notes and (ii) be treated as a single class with such series of Senior Notes for all purposes under the Indenture, including waivers, amendments, redemptions and offers to purchase. Unless the context requires otherwise, references to the “Senior Notes” for all purposes of the Base Indenture and this Officer’s Certificate shall include any Additional Notes that are actually issued.

(4) The 2029 Senior Notes shall mature and be payable on November 15, 2029, the 2031 Senior Notes shall mature and be payable on November 15, 2031, the 2033 Senior Notes shall mature and be payable on November 15, 2033, the 2036 Senior Notes shall mature and be payable on November 15, 2036, the 2046 Senior Notes shall mature and be payable on November 15, 2046, the 2056 Senior Notes shall mature and be payable on November 15, 2056 and the 2066 Senior Notes shall mature and be payable on November 15, 2066.

(5) The 2029 Senior Notes shall bear interest at a rate of 5.625% per annum, the 2031 Senior Notes shall bear interest at a rate of 5.900% per annum, the 2033 Senior Notes shall bear interest at a rate of 6.150% per annum, the 2036 Senior Notes shall bear interest at a rate of 6.400% per annum, the 2046 Senior Notes shall bear interest at a rate of 7.125% per annum, the 2056 Senior Notes shall bear interest at a rate of 7.150% per annum and the 2066 Senior Notes shall bear interest at a rate of 7.300% per annum. Interest on the Senior Notes shall be payable on the Interest Payment Dates of May 15 and November 15 of each year, commencing May 15, 2027. The Regular Record Dates for each series of the Senior Notes for the interest payable shall be May 1 and November 1 of each year. Interest on each series of the Senior Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

(6) Principal of, and interest on, the Senior Notes shall be payable at the Corporate Trust Office of the Trustee in the Borough of Manhattan, the City of New York or at any other office or agency maintained by the Company for such purpose; provided that, at the option of the Company, payment of interest on the Senior Notes may be made by check mailed to the registered holders of the Senior Notes at the address appearing in the Security Register or by wire transfer to an account maintained by the person entitled thereto as specified in the Security Register.

(7) The 2029 Senior Notes shall be issued at a public issuance price of 100.000%, the 2031 Senior Notes shall be issued at a public issuance price of 99.940%, the 2033 Senior Notes shall be issued at a public issuance price of 99.758%, the 2036 Senior Notes shall be issued at a public issuance price of 99.744%, the 2046 Senior Notes shall be issued at a public issuance price of 99.862%, the 2056 Senior Notes shall be issued at a public issuance price of 99.400% and the 2066 Senior Notes shall be issued at a public issuance price of 99.370%.

(8) The Senior Notes shall be issued only in fully registered form in denominations of US$2,000 and integral multiples of US$1,000 in excess thereof. Certain procedures relating to the delivery and form of the Senior Notes are set forth in Exhibit A hereto.

(9) The Senior Notes shall be deemed senior securities, and the Company’s obligations under the Senior Notes shall be guaranteed by any Subsidiary of the Company that is required to become a Guarantor pursuant to the Indenture.

(10) Pursuant to Section 3.01 of the Indenture, provision is hereby made that (i) Legal Defeasance of the Securities under Section 4.03(a) of the Indenture, Covenant Defeasance of the Securities under Section 4.03(b) of the Indenture, and the other discharge provisions set forth in Article Four of the Indenture, (ii) each of the Events of Default set forth in Section 5.01 of the Indenture, (iii) each of the covenants of the Company and its Subsidiaries set forth in Article Nine, and (iv) the Change of Control provisions set forth in Article Thirteen, shall be made applicable to the Senior Notes, except that, with respect to the Senior Notes:

“Change of Control” means any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act (but excluding any employee benefit plan of such person or group or any entity acting in its capacity as trustee, agent or other fiduciary or administrator for such plan), other than the Permitted Holders (as defined below), becomes the beneficial owner of more than 50% of the combined voting power of the Company’s then outstanding common stock entitled to vote generally for the election of directors (“Voting Stock”). Notwithstanding anything to the contrary in this definition or any provision of Rule 13d-3 of the Exchange Act, (i) a person or group shall not be deemed to beneficially own Voting Stock (x) to be acquired by such person or group pursuant to an equity or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Voting Stock in connection with the transactions contemplated by such agreement or (y) solely as a result of veto or approval rights in any joint venture agreement, shareholder agreement, investor rights agreement or other similar agreement, (ii) if any group (other than a Permitted Holder) includes one or more Permitted Holders, the issued and outstanding Voting Stock of the Company owned, directly or indirectly, by any Permitted Holders that are part of such group shall not be treated as being beneficially owned by such group or any other member of such group for purposes of determining whether a Change of Control has occurred and (iii) a person or group (other than Permitted Holders) will not be deemed to beneficially own Voting Stock of another person as a result of its ownership of capital stock or other securities of such other person’s parent entity (or related contractual rights) unless it owns more than 50% of the total voting power of the Voting Stock of such person’s parent entity. For the avoidance of doubt, a transaction will not be deemed to involve a Change of Control if the Company is or becomes a direct or indirect wholly owned Subsidiary of a person and the direct or indirect holders of the Voting Stock of such person immediately following that transaction are substantially the same as the holders of the Voting Stock of the Company immediately prior to that transaction.

“Permitted Holders” means (a) K. Rupert Murdoch, his wife, parent or more remote forebear, children or more remote issue of a child, or brother or sister or child or more remote issue of a brother or sister or any trusts established for the benefit of one or more of the foregoing or controlled directly or indirectly by one or more of the foregoing; or (b) any person directly or indirectly controlled by one or more of the members of the Murdoch family described in clause (a) above.

(11) Certain provisions regarding (i) the optional redemption of the Senior Notes are set forth in Item 2 of such Senior Notes and (ii) the repurchase of the Senior Notes upon a Change of Control Triggering Event are set forth in Item 3 of such Senior Notes, and each of the provisions referred to in the foregoing clauses (i) and (ii) are incorporated by reference in, and made a part of, this Officer’s Certificate.

(12) The form of the 2029 Senior Notes is attached hereto as Exhibit B, the form of the 2031 Senior Notes is attached hereto as Exhibit C, the form of the 2033 Senior Notes is attached hereto as Exhibit D, the form of the 2036 Senior Notes is attached hereto as Exhibit E, the form of the 2046 Senior Notes is attached hereto as Exhibit F, the form of the 2056 Senior Notes is attached hereto as Exhibit G and the form of the 2066 Senior Notes is attached hereto as Exhibit H.

IN WITNESS WHEREOF, this Certificate has been executed as of the date first set forth

FOX CORPORATION

By:	/s/ Steven Tomsic
Name:	Steven Tomsic
Title:	Chief Financial Officer

The undersigned, Laura A. Cleveland, Senior Vice President and Corporate Secretary of the Company, does hereby certify on behalf of the Company that Steven Tomsic is the duly elected and acting Chief Financial Officer of the Company and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, this Certificate has been executed as of the date first set forth above.

FOX CORPORATION

By:	/s/ Laura A. Cleveland
Name:	Laura A. Cleveland
Title:	Senior Vice President and Corporate Secretary

[Fox – Signature Page to Officer’s Certificate (Indenture)]

Exhibit A

Book-Entry; Delivery and Form

The Global Notes

The Senior Notes will be issued in the form of one or more registered notes in global form, without interest coupons (the “Global Notes”).

On the date of the closing of the issuance of the Senior Notes, each of the Global Notes will be deposited with the Trustee, as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC, for credit to an account of a Direct or Indirect Participant (each as defined below) in DTC (and collectively, the “Participants”). The Senior Notes will be issued in registered, global form in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. DTC will act as securities depository for all of the Global Notes.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, solely to DTC, to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for Senior Notes in physical, certificated form (“Certificated Notes”) except in the limited circumstances described below under “—Certificated Notes.”

All interests in the Global Notes will be subject to the procedures and requirements of DTC and its Direct and Indirect Participants (including, if applicable, Euroclear and Clearstream) which may change from time to time.

Certain Book-Entry Procedures for the Global Notes

The descriptions of the operations and procedures of DTC, Euroclear and Clearstream set forth below are provided solely as a matter of convenience. The information in this section concerning DTC, Euroclear and Clearstream and their book-entry systems has been obtained from sources that the Company believes to be reliable, but the Company takes no responsibility for the accuracy thereof. These operations and procedures are solely within the control of the respective settlement system and are subject to change by them from time to time. The Company takes no responsibility for these operations or procedures, and Holders of Senior Notes are urged to contact the systems or their participants directly to discuss these matters. The Company has been advised by DTC that it is (i) a limited purpose trust company organized under the New York Banking Law, (ii) a “banking organization” within the meaning of the New York Banking Law, (iii) a member of the Federal Reserve System, (iv) a “clearing corporation” within the meaning of the New York Uniform Commercial Code and (v) a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). DTC holds and provides asset servicing for U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others, such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”).

Exhibit A-1

Purchases of Senior Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Senior Notes on DTC’s records. The ownership interest of each purchaser of Senior Notes represented by the Global Notes is in turn to be recorded on the Direct and Indirect Participants’ records. Holders of Senior Notes will not receive written confirmation from DTC of their purchase. Holders of Senior Notes are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct Participant or Indirect Participant through which the Holder of Senior Notes entered into the transaction. Transfers of ownership interests in the Senior Notes are to be accomplished by entries made on the books of Direct Participants and Indirect Participants acting on behalf of Holders of Senior Notes. Holders of Senior Notes will not receive Certificated Notes representing their ownership interests in the Senior Notes, except in the event that use of the book-entry system for the Senior Notes is discontinued. See “—Certificated Notes” below.

To facilitate subsequent transfers, all Senior Notes deposited by Direct Participants with DTC are registered in the name of DTC’s nominee, Cede & Co., or such other name as may be requested by DTC. The deposit of Senior Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Holders of Senior Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts such Senior Notes are credited, which may or may not be the Holders of Senior Notes. The Direct Participants and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Accordingly, such laws may impair the ability to transfer interests in the Senior Notes represented by the Global Notes to such persons. In addition, because DTC can act only on behalf of its Direct Participants, who in turn act on behalf of persons who hold interests through Direct Participants and Indirect Participants, the ability of a person having an interest in Senior Notes represented by the Global Notes to pledge or transfer such interest to persons or entities that do not participate in DTC’s system, or to otherwise take actions in respect of such interest, may be affected by the lack of a physical definitive security in respect of such interest.

Exhibit A-2

So long as DTC or its nominee is the registered owner of the Global Notes, DTC or such nominee, as the case may be, will be considered the sole owner or Holder of any Senior Notes represented by the Global Notes for all purposes under the Indenture and under the Senior Notes represented thereby. Except as provided below, owners of beneficial interests in the Global Notes will not be entitled to have Senior Notes represented by such Global Notes registered in their names, will not receive or be entitled to receive physical delivery of Certificated Notes and will not be considered the owners or Holders thereof under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee thereunder. Accordingly, each Holder of Senior Notes must rely on the procedures of DTC and, if such Holder of Senior Notes is not a Direct Participant or an Indirect Participant, on the procedures of the Participant through which such Holder of Senior Notes owns its interest, to exercise any rights of a Holder of Senior Notes under the Indenture or such Global Notes. The Company understands that under existing industry practice, in the event that the Company request’s any action of Holders of Senior Notes, or a Holder of Senior Notes desires to take any action that DTC, as the Holder of the Global Notes, is entitled to take, DTC would authorize the Participants to take such action and the Participants would authorize Holders owning through such Participants to take such action or would otherwise act upon the instruction of such Holders. Neither the Company, the Trustee, nor any paying agent under the Indenture will have any responsibility or liability for any aspect of the records relating to or payments made on account of the beneficial interests in the Global Notes, or for maintaining, supervising or reviewing any records relating to such beneficial interests.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants and by Direct Participants and Indirect Participants to Holders of Senior Notes will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices will be sent to DTC. If less than all of the Senior Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. will consent or vote with respect to Senior Notes unless authorized by a Direct Participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy as soon as possible after the record date. The omnibus proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts Senior Notes are credited on the record date (identified in a listing attached to the omnibus proxy).

The Company will make all payments on the Global Notes to Cede & Co., or such other nominee as may be designated by DTC, in immediately available funds. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Company or the Trustee, on the applicable payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Holders of Senior Notes will be governed by standing instructions and customary practice, as is now the case with securities held for the accounts of customers in bearer form or registered in the names of nominees for such customers. Such payment will be the responsibility of such Participant and not of DTC, the Company or the Trustee, subject to any statutory or regulatory requirements as may be in effect from time to time. All payments to Cede & Co. (or such other nominee designated by DTC) are the responsibility of the Company or the Trustee, disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Holders of Senior Notes will be the responsibility of Direct Participants and Indirect Participants.

DTC may discontinue providing its services as depository with respect to the Senior Notes at any time by giving reasonable notice to the Company or the Trustee. Under such circumstances, in the event that a successor depository is not obtained, Certificated Notes are required to be printed and delivered. The Company may decide (subject to DTC’s procedures) to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, Certificated Notes will be printed and delivered to DTC. See “—Certificated Notes.”

Exhibit A-3

With respect to Euroclear, the Company understands that:

•

Euroclear is operated by Euroclear Bank S.A./N.V., as operator of the Euroclear System (the “Euroclear Operator”), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the “Cooperative”);

•

The Euroclear Operator conducts all operations, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries;

•	Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly;

•

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the “Terms and Conditions”);

•

The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants; and

•

Distributions with respect to securities held beneficially through Euroclear will be credited to the cash accounts of Euroclear participants in accordance with the Terms and Conditions, to the extent received by the U.S. depositary for Euroclear.

With respect to Clearstream, the Company understands that:

•	As a professional depositary, Clearstream is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Section;

•	Clearstream participants include underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations;

•

Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant either directly or indirectly; and

•

Distributions with respect to the securities held beneficially through Clearstream will be credited to cash accounts of Clearstream participants in accordance with its rules and procedures, to the extent received by the U.S. depositary for Clearstream.

Exhibit A-4

Secondary market trading between Euroclear participants and Clearstream participants will occur in the ordinary way in accordance with the applicable rules and operating procedures of Euroclear and Clearstream and will be settled using the procedures applicable to conventional eurobonds in immediately available funds.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Euroclear or Clearstream participants, on the other, will be effected within DTC in accordance with DTC’s rules on behalf of the relevant European international clearing system by its U.S. depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its U.S. depositary to take action to effect final settlement on its behalf by delivering or receiving the Senior Notes in DTC, and making or receiving payment in accordance with normal procedures. Euroclear participants and Clearstream participants may not deliver instructions directly to their respective U.S. depositaries.

Because of time-zone differences, credits of securities received in Euroclear or Clearstream as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits, or any transactions in the securities settled during such processing, will be reported to the relevant Euroclear participants or Clearstream participants on that business day. Cash received in Euroclear or Clearstream as a result of sales of securities by or through a Euroclear participant or a Clearstream participant to a DTC participant will be received with value on the business day of settlement in DTC but will be available in the relevant Euroclear or Clearstream cash account only as of the business day following settlement in DTC.

Although DTC, Euroclear and Clearstream have agreed to the preceding procedures in order to facilitate transfers of interests in the Global Notes among Participants of DTC, Euroclear and Clearstream, they are under no obligation to perform or continue to perform such procedures and they may discontinue the procedures at any time. Neither the Company nor the Trustee will have any responsibility for the performance by DTC or of its respective Direct Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations.

Certificated Notes

If (i) DTC notifies the Company that it is unwilling or unable to continue as a depositary for the Global Notes (and a successor depositary is not appointed within 90 days of such notice or of the Company becoming aware of such cessation), (ii) DTC ceases to be registered as a clearing agency under the Exchange Act (and a successor depositary is not appointed within 90 days of such notice or of the Company becoming aware of such cessation), (iii) the Company, at its option, determines (subject to DTC’s procedures) that the Senior Notes will no longer be represented by a Global Note or (iv) upon the occurrence of certain other events as provided in the Indenture, then, in each case, upon surrender by DTC of the Global Notes, Certificated Notes will be issued to each person that DTC identifies as the beneficial owner of the Senior Notes represented by the Global Notes. Upon any such issuance, the Trustee is required to register such Certificated Notes in the name of such person or persons (or the nominee of any thereof) and cause the same to be delivered thereto.

Exhibit A-5

Neither the Company nor the Trustee will be liable for any delay by DTC, any Direct Participant or any Indirect Participant in identifying the beneficial owners of the related Senior Notes and each such person may conclusively rely on, and shall be protected in relying on, instructions from DTC for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Senior Notes to be issued).

Unless otherwise defined herein, capitalized terms set forth in this Exhibit A have the meanings set forth in the Officer’s Certificate to which this Exhibit A is attached.

Exhibit A-6

Exhibit B

Form of Senior Note due 2029

[Attached.]

[Face of Note]

5.625% SENIOR NOTES DUE 2029

UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No. R-[ ]	**$[ ]**

FOX CORPORATION

5.625% SENIOR NOTES DUE 2029

CUSIP Number: 35137L AP0

ISIN: US35137LAP04

see reverse for certain definitions

FOX CORPORATION, a Delaware corporation (“Fox” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to **[CEDE & CO].** or registered assigns, the principal amount of **[   ] DOLLARS** on November 15, 2029 and to pay interest thereon from November 13, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2027, at the rate of 5.625% per annum, until the principal hereof is fully paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months, commencing on the date hereof. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of, and interest on, this Security will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

FOX CORPORATION

By:
Name:
Title:

[Signature Page to 2029 Senior Notes]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred
to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory
Date:

[Signature Page to 2029 Senior Notes]

[Back of Note]

FOX CORPORATION

5.625% SENIOR NOTES DUE 2029

This note (this “note certificate”) is one of a duly authorized series (this series being the “Securities”) of debt securities of Fox Corporation, a Delaware corporation (“Fox” or the “Company”), issued under the Indenture dated as of January 25, 2019 (the “Base Indenture”), between Fox and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), which provides for the issuance by the Company from time to time of debt securities (the “Debt Securities”) in one or more series, pursuant to which the Base Indenture, together with all indentures supplemental thereto or any Officer’s Certificate delivered pursuant to Section 3.01 of the Base Indenture (together with the Base Indenture, the “Indenture”), sets forth the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in all indentures supplemental thereto (or as set forth in an Officer’s Certificate). The terms of the Securities set forth in this note certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. The Securities will be unconditionally guaranteed on a senior basis by any Subsidiary of the Company that is required to become a Guarantor pursuant to the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1. Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2. Optional Redemption by the Company

Prior to October 15, 2029 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

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On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

2

The Trustee shall not be responsible for any calculation of the redemption price or any component thereof including, but not limited to, the Treasury Rate. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made by lot by the Trustee; provided that for so long as the Securities are held by DTC (or another Depositary), the partial redemption of the Securities shall be done in accordance with the policies and procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Securities to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original Security.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities or portions thereof called for redemption.

Notice of any redemption of Securities may, at the Company’s discretion, be subject to one or more conditions precedent. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was delivered) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the Company’s good faith judgment any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of its obligations with respect to such redemption may be performed by another person.

3. Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 13.01 of the Indenture upon the occurrence of a Change of Control Triggering Event at a purchase price in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

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4. Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$2,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5. Persons Deemed Owners

The registered Holder of this note certificate may be treated as the owner of the Securities for all purposes.

6. Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of any series of Outstanding Securities (as defined in the Indenture), on behalf of the Holders of all the Securities of that series, to waive certain past Defaults under the Indenture and their consequences with respect to that series. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7. Discharge and Defeasance

The Indenture contains provisions for discharge and defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

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8. Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Securities of such series; (ii) default for 30 days or more in the payment when due of interest on or with respect to the Securities of such series; (iii) default in the performance, or breach, of any covenant of the Company in the Indenture and continuance of such default or breach for a period of 90 days after there has been given written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities (with a copy to the Trustee) specifying such default or breach and requiring it to be remedied; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default, other than an Event of Default as a result of certain events of bankruptcy, insolvency or reorganization of the Company, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare all of the Outstanding Securities of that series to be due and payable immediately. If an Event of Default occurs and is continuing as a result of certain events of bankruptcy, insolvency or reorganization, all Outstanding Securities will immediately become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of such Securities.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (i) and (ii) above) if and so long as a committee of its Responsible Officers in good faith determines that withholding notice is in the interests of the Holders.

9. Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Company or its Affiliates and may otherwise deal with Company or its Affiliates with the same rights it would have if it were not Trustee.

10. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11. Authentication

This note certificate shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

12. CUSIP Numbers; ISINs

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Securities and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

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13. Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

14. Governing Law

THE INDENTURE, THIS NOTE CERTIFICATE AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture. Requests may be made to:

Fox Corporation

1211 Avenue of the Americas

New York, New York 10036

Attention: Legal Department

6

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, check the Box. ☐

If you wish to have a portion of the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, state the amount (in original principal amount):

$ _____________________

Date: __________________________________	Your Signature
_______________________________________

(Sign exactly as your name appears in this note certificate)

Signature Guarantee: _____________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF GUARANTEE1

Each guarantor signatory hereto (collectively, the “Guarantors”) has unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest, if any) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee under the Indenture, and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of each of the Guarantors to the Holders of the Securities and to the Trustee, pursuant to the Guarantee and the Indenture, are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made, including the terms of release set forth in Section 12.04 of the Indenture.

No stockholder, officer, director or incorporator, as such, past, present or future, of any of the Guarantors shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee of each Guarantor shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

[1]	To be provided in connection with any Guarantee by any Guarantor that may arise pursuant to the Indenture.

GUARANTOR

[_____________]

By:
Name:
Title:
Date: [_____________________], 20[__]

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this note certificate to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________________________________ to transfer this note certificate on the books of the Company. The agent may substitute another to act for him.

Date: _________________________________________	Your Signature ____________________________________ (Sign exactly as your name appears in this note certificate)

Guaranteed: ____________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit C

Form of Senior Note due 2031

[Attached.]

[Face of Note]

5.900% SENIOR NOTES DUE 2031

UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No. R-[ ]	**$[ ]**

FOX CORPORATION

5.900% SENIOR NOTES DUE 2031

CUSIP Number: 35137L AQ8

ISIN: US35137LAQ86

see reverse for certain definitions

FOX CORPORATION, a Delaware corporation (“Fox” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to **[CEDE & CO].** or registered assigns, the principal amount of **[     ] DOLLARS** on November 15, 2031 and to pay interest thereon from November 13, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2027, at the rate of 5.900% per annum, until the principal hereof is fully paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months, commencing on the date hereof. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of, and interest on, this Security will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

FOX CORPORATION

By:
Name:
Title:

[Signature Page to 2031 Senior Notes]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory
Date:

[Signature Page to 2031 Senior Notes]

[Back of Note]

FOX CORPORATION

5.900% SENIOR NOTES DUE 2031

This note (this “note certificate”) is one of a duly authorized series (this series being the “Securities”) of debt securities of Fox Corporation, a Delaware corporation (“Fox” or the “Company”), issued under the Indenture dated as of January 25, 2019 (the “Base Indenture”), between Fox and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), which provides for the issuance by the Company from time to time of debt securities (the “Debt Securities”) in one or more series, pursuant to which the Base Indenture, together with all indentures supplemental thereto or any Officer’s Certificate delivered pursuant to Section 3.01 of the Base Indenture (together with the Base Indenture, the “Indenture”), sets forth the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in all indentures supplemental thereto (or as set forth in an Officer’s Certificate). The terms of the Securities set forth in this note certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. The Securities will be unconditionally guaranteed on a senior basis by any Subsidiary of the Company that is required to become a Guarantor pursuant to the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1. Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2. Optional Redemption by the Company

Prior to October 15, 2031 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

1

On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

2

The Trustee shall not be responsible for any calculation of the redemption price or any component thereof including, but not limited to, the Treasury Rate. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made by lot by the Trustee; provided that for so long as the Securities are held by DTC (or another Depositary), the partial redemption of the Securities shall be done in accordance with the policies and procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Securities to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original Security.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities or portions thereof called for redemption.

Notice of any redemption of Securities may, at the Company’s discretion, be subject to one or more conditions precedent. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was delivered) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the Company’s good faith judgment any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of its obligations with respect to such redemption may be performed by another person.

3. Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 13.01 of the Indenture upon the occurrence of a Change of Control Triggering Event at a purchase price in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

3

4. Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$2,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5. Persons Deemed Owners

The registered Holder of this note certificate may be treated as the owner of the Securities for all purposes.

6. Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of any series of Outstanding Securities (as defined in the Indenture), on behalf of the Holders of all the Securities of that series, to waive certain past Defaults under the Indenture and their consequences with respect to that series. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7. Discharge and Defeasance

The Indenture contains provisions for discharge and defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

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8. Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Securities of such series; (ii) default for 30 days or more in the payment when due of interest on or with respect to the Securities of such series; (iii) default in the performance, or breach, of any covenant of the Company in the Indenture and continuance of such default or breach for a period of 90 days after there has been given written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities (with a copy to the Trustee) specifying such default or breach and requiring it to be remedied; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default, other than an Event of Default as a result of certain events of bankruptcy, insolvency or reorganization of the Company, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare all of the Outstanding Securities of that series to be due and payable immediately. If an Event of Default occurs and is continuing as a result of certain events of bankruptcy, insolvency or reorganization, all Outstanding Securities will immediately become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of such Securities.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (i) and (ii) above) if and so long as a committee of its Responsible Officers in good faith determines that withholding notice is in the interests of the Holders.

9. Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Company or its Affiliates and may otherwise deal with Company or its Affiliates with the same rights it would have if it were not Trustee.

10. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11. Authentication

This note certificate shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

12. CUSIP Numbers; ISINs

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Securities and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

5

13. Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

14. Governing Law

THE INDENTURE, THIS NOTE CERTIFICATE AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture. Requests may be made to:

Fox Corporation

1211 Avenue of the Americas

New York, New York 10036

Attention: Legal Department

6

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, check the Box. ☐

If you wish to have a portion of the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, state the amount (in original principal amount):

$ _____________________

Date: __________________________________	Your Signature
_______________________________________

(Sign exactly as your name appears in this note certificate)

Signature Guarantee: _____________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF GUARANTEE1

Each guarantor signatory hereto (collectively, the “Guarantors”) has unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest, if any) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee under the Indenture, and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of each of the Guarantors to the Holders of the Securities and to the Trustee, pursuant to the Guarantee and the Indenture, are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made, including the terms of release set forth in Section 12.04 of the Indenture.

No stockholder, officer, director or incorporator, as such, past, present or future, of any of the Guarantors shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee of each Guarantor shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

[1]	To be provided in connection with any Guarantee by any Guarantor that may arise pursuant to the Indenture.

GUARANTOR

[_____________]

By:
Name:
Title:
Date: [_____________________], 20[__]

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this note certificate to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________________________________ to transfer this note certificate on the books of the Company. The agent may substitute another to act for him.

Date: _________________________________________	Your Signature ____________________________________ (Sign exactly as your name appears in this note certificate)

Guaranteed: ____________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit D

Form of Senior Note due 2033

[Attached.]

[Face of Note]

6.150% SENIOR NOTES DUE 2033

UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No. R-[ ]	**$[ ]**

FOX CORPORATION

6.150% SENIOR NOTES DUE 2033

CUSIP Number: 35137L AR6

ISIN: US35137LAR69

see reverse for certain definitions

FOX CORPORATION, a Delaware corporation (“Fox” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to **[CEDE & CO].** or registered assigns, the principal amount of **[   ] DOLLARS** on November 15, 2033 and to pay interest thereon from November 13, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2027, at the rate of 6.150% per annum, until the principal hereof is fully paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months, commencing on the date hereof. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of, and interest on, this Security will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

FOX CORPORATION

By:
Name:
Title:

[Signature Page to 2033 Senior Notes]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory
Date:

[Signature Page to 2033 Senior Notes]

[Back of Note]

FOX CORPORATION

6.150% SENIOR NOTES DUE 2033

This note (this “note certificate”) is one of a duly authorized series (this series being the “Securities”) of debt securities of Fox Corporation, a Delaware corporation (“Fox” or the “Company”), issued under the Indenture dated as of January 25, 2019 (the “Base Indenture”), between Fox and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), which provides for the issuance by the Company from time to time of debt securities (the “Debt Securities”) in one or more series, pursuant to which the Base Indenture, together with all indentures supplemental thereto or any Officer’s Certificate delivered pursuant to Section 3.01 of the Base Indenture (together with the Base Indenture, the “Indenture”), sets forth the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in all indentures supplemental thereto (or as set forth in an Officer’s Certificate). The terms of the Securities set forth in this note certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. The Securities will be unconditionally guaranteed on a senior basis by any Subsidiary of the Company that is required to become a Guarantor pursuant to the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1. Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2. Optional Redemption by the Company

Prior to September 15, 2033 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

1

On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

2

The Trustee shall not be responsible for any calculation of the redemption price or any component thereof including, but not limited to, the Treasury Rate. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made by lot by the Trustee; provided that for so long as the Securities are held by DTC (or another Depositary), the partial redemption of the Securities shall be done in accordance with the policies and procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Securities to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original Security.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities or portions thereof called for redemption.

Notice of any redemption of Securities may, at the Company’s discretion, be subject to one or more conditions precedent. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was delivered) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the Company’s good faith judgment any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of its obligations with respect to such redemption may be performed by another person.

3. Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 13.01 of the Indenture upon the occurrence of a Change of Control Triggering Event at a purchase price in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

3

4. Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$2,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5. Persons Deemed Owners

The registered Holder of this note certificate may be treated as the owner of the Securities for all purposes.

6. Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of any series of Outstanding Securities (as defined in the Indenture), on behalf of the Holders of all the Securities of that series, to waive certain past Defaults under the Indenture and their consequences with respect to that series. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7. Discharge and Defeasance

The Indenture contains provisions for discharge and defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

4

8. Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Securities of such series; (ii) default for 30 days or more in the payment when due of interest on or with respect to the Securities of such series; (iii) default in the performance, or breach, of any covenant of the Company in the Indenture and continuance of such default or breach for a period of 90 days after there has been given written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities (with a copy to the Trustee) specifying such default or breach and requiring it to be remedied; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default, other than an Event of Default as a result of certain events of bankruptcy, insolvency or reorganization of the Company, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare all of the Outstanding Securities of that series to be due and payable immediately. If an Event of Default occurs and is continuing as a result of certain events of bankruptcy, insolvency or reorganization, all Outstanding Securities will immediately become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of such Securities.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (i) and (ii) above) if and so long as a committee of its Responsible Officers in good faith determines that withholding notice is in the interests of the Holders.

9. Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Company or its Affiliates and may otherwise deal with Company or its Affiliates with the same rights it would have if it were not Trustee.

10. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11. Authentication

This note certificate shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

12. CUSIP Numbers; ISINs

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Securities and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

5

13. Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

14. Governing Law

THE INDENTURE, THIS NOTE CERTIFICATE AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture. Requests may be made to:

Fox Corporation

1211 Avenue of the Americas

New York, New York 10036

Attention: Legal Department

6

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, check the Box. ☐

If you wish to have a portion of the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, state the amount (in original principal amount):

$_____________________
Date:______________________	Your Signature
__________________________

(Sign exactly as your name appears in this note certificate)

Signature Guarantee:_______________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF GUARANTEE1

Each guarantor signatory hereto (collectively, the “Guarantors”) has unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest, if any) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee under the Indenture, and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of each of the Guarantors to the Holders of the Securities and to the Trustee, pursuant to the Guarantee and the Indenture, are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made, including the terms of release set forth in Section 12.04 of the Indenture.

No stockholder, officer, director or incorporator, as such, past, present or future, of any of the Guarantors shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee of each Guarantor shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

[1]	To be provided in connection with any Guarantee by any Guarantor that may arise pursuant to the Indenture.

GUARANTOR

[_____________]

By:
Name:
Title:
Date: [_____________________], 20[__]

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this note certificate to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _____________________________________________________________________________________________

to transfer this note certificate on the books of the Company. The agent may substitute another to act for him.

Date:_____________________________________	Your Signature
(Sign exactly as your name appears in this note certificate)
Guaranteed:_______________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit E

Form of Senior Note due 2036

[Attached.]

[Face of Note]

6.400% SENIOR NOTES DUE 2036

UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No. R-[ ]	**$[ ]**

FOX CORPORATION

6.400% SENIOR NOTES DUE 2036

CUSIP Number: 35137L AS4

ISIN: US35137LAS43

see reverse for certain definitions

FOX CORPORATION, a Delaware corporation (“Fox” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to **[CEDE & CO].** or registered assigns, the principal amount of **[   ] DOLLARS** on November 15, 2036 and to pay interest thereon from November 13, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2027, at the rate of 6.400% per annum, until the principal hereof is fully paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months, commencing on the date hereof. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of, and interest on, this Security will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

FOX CORPORATION

By:
Name:
Title:

[Signature Page to 2036 Senior Notes]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory
Date:

[Signature Page to 2036 Senior Notes]

[Back of Note]

FOX CORPORATION

6.400% SENIOR NOTES DUE 2036

This note (this “note certificate”) is one of a duly authorized series (this series being the “Securities”) of debt securities of Fox Corporation, a Delaware corporation (“Fox” or the “Company”), issued under the Indenture dated as of January 25, 2019 (the “Base Indenture”), between Fox and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), which provides for the issuance by the Company from time to time of debt securities (the “Debt Securities”) in one or more series, pursuant to which the Base Indenture, together with all indentures supplemental thereto or any Officer’s Certificate delivered pursuant to Section 3.01 of the Base Indenture (together with the Base Indenture, the “Indenture”), sets forth the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in all indentures supplemental thereto (or as set forth in an Officer’s Certificate). The terms of the Securities set forth in this note certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. The Securities will be unconditionally guaranteed on a senior basis by any Subsidiary of the Company that is required to become a Guarantor pursuant to the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1. Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2. Optional Redemption by the Company

Prior to August 15, 2036 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

1

On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

2

The Trustee shall not be responsible for any calculation of the redemption price or any component thereof including, but not limited to, the Treasury Rate. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made by lot by the Trustee; provided that for so long as the Securities are held by DTC (or another Depositary), the partial redemption of the Securities shall be done in accordance with the policies and procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Securities to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original Security.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities or portions thereof called for redemption.

Notice of any redemption of Securities may, at the Company’s discretion, be subject to one or more conditions precedent. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was delivered) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the Company’s good faith judgment any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of its obligations with respect to such redemption may be performed by another person.

3. Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 13.01 of the Indenture upon the occurrence of a Change of Control Triggering Event at a purchase price in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

3

4. Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$2,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5. Persons Deemed Owners

The registered Holder of this note certificate may be treated as the owner of the Securities for all purposes.

6. Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of any series of Outstanding Securities (as defined in the Indenture), on behalf of the Holders of all the Securities of that series, to waive certain past Defaults under the Indenture and their consequences with respect to that series. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7. Discharge and Defeasance

The Indenture contains provisions for discharge and defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

4

8. Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Securities of such series; (ii) default for 30 days or more in the payment when due of interest on or with respect to the Securities of such series; (iii) default in the performance, or breach, of any covenant of the Company in the Indenture and continuance of such default or breach for a period of 90 days after there has been given written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities (with a copy to the Trustee) specifying such default or breach and requiring it to be remedied; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default, other than an Event of Default as a result of certain events of bankruptcy, insolvency or reorganization of the Company, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare all of the Outstanding Securities of that series to be due and payable immediately. If an Event of Default occurs and is continuing as a result of certain events of bankruptcy, insolvency or reorganization, all Outstanding Securities will immediately become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of such Securities.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (i) and (ii) above) if and so long as a committee of its Responsible Officers in good faith determines that withholding notice is in the interests of the Holders.

9. Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Company or its Affiliates and may otherwise deal with Company or its Affiliates with the same rights it would have if it were not Trustee.

10. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11. Authentication

This note certificate shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

12. CUSIP Numbers; ISINs

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Securities and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

5

13. Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

14. Governing Law

THE INDENTURE, THIS NOTE CERTIFICATE AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture. Requests may be made to:

Fox Corporation

1211 Avenue of the Americas

New York, New York 10036

Attention: Legal Department

6

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, check the Box. ☐

If you wish to have a portion of the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, state the amount (in original principal amount):

$_________________
Date:______________________ __________________________	Your Signature

(Sign exactly as your name appears in this note certificate)

Signature Guarantee:_____________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF GUARANTEE1

Each guarantor signatory hereto (collectively, the “Guarantors”) has unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest, if any) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee under the Indenture, and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of each of the Guarantors to the Holders of the Securities and to the Trustee, pursuant to the Guarantee and the Indenture, are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made, including the terms of release set forth in Section 12.04 of the Indenture.

No stockholder, officer, director or incorporator, as such, past, present or future, of any of the Guarantors shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee of each Guarantor shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

[1]	To be provided in connection with any Guarantee by any Guarantor that may arise pursuant to the Indenture.

GUARANTOR

[_____________]

By:
Name:
Title:
Date: [_____________________], 20[__]

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this note certificate to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                           to transfer this note certificate on the books of the Company. The agent may substitute another to act for him.

Date:________________________________	Your Signature
(Sign exactly as your name appears in this note certificate)

Guaranteed:__________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit F

Form of Senior Note due 2046

[Attached.]

[Face of Note]

7.125% SENIOR NOTES DUE 2046

UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No. R-[ ]	**$[ ]**

FOX CORPORATION

7.125% SENIOR NOTES DUE 2046

CUSIP Number: 35137L AT2

ISIN: US35137LAT26

see reverse for certain definitions

FOX CORPORATION, a Delaware corporation (“Fox” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to **[CEDE & CO].** or registered assigns, the principal amount of **[    ] DOLLARS** on November 15, 2046 and to pay interest thereon from November 13, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2027, at the rate of 7.125% per annum, until the principal hereof is fully paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months, commencing on the date hereof. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of, and interest on, this Security will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

FOX CORPORATION

By:
Name:
Title:

[Signature Page to 2046 Senior Notes]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory
Date:

[Signature Page to 2046 Senior Notes]

[Back of Note]

FOX CORPORATION

7.125% SENIOR NOTES DUE 2046

This note (this “note certificate”) is one of a duly authorized series (this series being the “Securities”) of debt securities of Fox Corporation, a Delaware corporation (“Fox” or the “Company”), issued under the Indenture dated as of January 25, 2019 (the “Base Indenture”), between Fox and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), which provides for the issuance by the Company from time to time of debt securities (the “Debt Securities”) in one or more series, pursuant to which the Base Indenture, together with all indentures supplemental thereto or any Officer’s Certificate delivered pursuant to Section 3.01 of the Base Indenture (together with the Base Indenture, the “Indenture”), sets forth the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in all indentures supplemental thereto (or as set forth in an Officer’s Certificate). The terms of the Securities set forth in this note certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. The Securities will be unconditionally guaranteed on a senior basis by any Subsidiary of the Company that is required to become a Guarantor pursuant to the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1. Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2. Optional Redemption by the Company

Prior to May 15, 2046 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

1

On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

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The Trustee shall not be responsible for any calculation of the redemption price or any component thereof including, but not limited to, the Treasury Rate. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made by lot by the Trustee; provided that for so long as the Securities are held by DTC (or another Depositary), the partial redemption of the Securities shall be done in accordance with the policies and procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Securities to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original Security.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities or portions thereof called for redemption.

Notice of any redemption of Securities may, at the Company’s discretion, be subject to one or more conditions precedent. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was delivered) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the Company’s good faith judgment any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of its obligations with respect to such redemption may be performed by another person.

3. Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 13.01 of the Indenture upon the occurrence of a Change of Control Triggering Event at a purchase price in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

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4. Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$2,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5. Persons Deemed Owners

The registered Holder of this note certificate may be treated as the owner of the Securities for all purposes.

6. Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of any series of Outstanding Securities (as defined in the Indenture), on behalf of the Holders of all the Securities of that series, to waive certain past Defaults under the Indenture and their consequences with respect to that series. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7. Discharge and Defeasance

The Indenture contains provisions for discharge and defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

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8. Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Securities of such series; (ii) default for 30 days or more in the payment when due of interest on or with respect to the Securities of such series; (iii) default in the performance, or breach, of any covenant of the Company in the Indenture and continuance of such default or breach for a period of 90 days after there has been given written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities (with a copy to the Trustee) specifying such default or breach and requiring it to be remedied; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default, other than an Event of Default as a result of certain events of bankruptcy, insolvency or reorganization of the Company, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare all of the Outstanding Securities of that series to be due and payable immediately. If an Event of Default occurs and is continuing as a result of certain events of bankruptcy, insolvency or reorganization, all Outstanding Securities will immediately become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of such Securities.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (i) and (ii) above) if and so long as a committee of its Responsible Officers in good faith determines that withholding notice is in the interests of the Holders.

9. Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Company or its Affiliates and may otherwise deal with Company or its Affiliates with the same rights it would have if it were not Trustee.

10. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11. Authentication

This note certificate shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

12. CUSIP Numbers; ISINs

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Securities and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

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13. Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

14. Governing Law

THE INDENTURE, THIS NOTE CERTIFICATE AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture. Requests may be made to:

Fox Corporation

1211 Avenue of the Americas

New York, New York 10036

Attention: Legal Department

6

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, check the Box. ☐

If you wish to have a portion of the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, state the amount (in original principal amount):

$______________________
Date:___________________________	Your Signature
_______________________________

(Sign exactly as your name appears in this note certificate)

Signature Guarantee:______________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF GUARANTEE1

Each guarantor signatory hereto (collectively, the “Guarantors”) has unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest, if any) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee under the Indenture, and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of each of the Guarantors to the Holders of the Securities and to the Trustee, pursuant to the Guarantee and the Indenture, are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made, including the terms of release set forth in Section 12.04 of the Indenture.

No stockholder, officer, director or incorporator, as such, past, present or future, of any of the Guarantors shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee of each Guarantor shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

[1]	To be provided in connection with any Guarantee by any Guarantor that may arise pursuant to the Indenture.

GUARANTOR

[_____________]

By:
Name:
Title:
Date: [_____________________], 20[__]

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this note certificate to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _____________________________________________________________________________________________________ to transfer this note certificate on the books of the Company. The agent may substitute another to act for him.

Date:_________________________________	Your Signature
(Sign exactly as your name appears in this note certificate)

Guaranteed:____________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit G

Form of Senior Note due 2056

[Attached.]

[Face of Note]

7.150% SENIOR NOTES DUE 2056

UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No. R-[ ]	**$[ ]**

FOX CORPORATION

7.150% SENIOR NOTES DUE 2056

CUSIP Number: 35137L AU9

ISIN: US35137LAU98

see reverse for certain definitions

FOX CORPORATION, a Delaware corporation (“Fox” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to **[CEDE & CO].** or registered assigns, the principal amount of **[   ] DOLLARS** on November 15, 2056 and to pay interest thereon from November 13, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2027, at the rate of 7.150% per annum, until the principal hereof is fully paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months, commencing on the date hereof. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of, and interest on, this Security will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

FOX CORPORATION

By:
Name:
Title:

[Signature Page to 2056 Senior Notes]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory
Date:

[Signature Page to 2056 Senior Notes]

[Back of Note]

FOX CORPORATION

7.150% SENIOR NOTES DUE 2056

This note (this “note certificate”) is one of a duly authorized series (this series being the “Securities”) of debt securities of Fox Corporation, a Delaware corporation (“Fox” or the “Company”), issued under the Indenture dated as of January 25, 2019 (the “Base Indenture”), between Fox and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), which provides for the issuance by the Company from time to time of debt securities (the “Debt Securities”) in one or more series, pursuant to which the Base Indenture, together with all indentures supplemental thereto or any Officer’s Certificate delivered pursuant to Section 3.01 of the Base Indenture (together with the Base Indenture, the “Indenture”), sets forth the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in all indentures supplemental thereto (or as set forth in an Officer’s Certificate). The terms of the Securities set forth in this note certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. The Securities will be unconditionally guaranteed on a senior basis by any Subsidiary of the Company that is required to become a Guarantor pursuant to the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1. Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2. Optional Redemption by the Company

Prior to May 15, 2056 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

1

On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

2

The Trustee shall not be responsible for any calculation of the redemption price or any component thereof including, but not limited to, the Treasury Rate. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made by lot by the Trustee; provided that for so long as the Securities are held by DTC (or another Depositary), the partial redemption of the Securities shall be done in accordance with the policies and procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Securities to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original Security.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities or portions thereof called for redemption.

Notice of any redemption of Securities may, at the Company’s discretion, be subject to one or more conditions precedent. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was delivered) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the Company’s good faith judgment any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of its obligations with respect to such redemption may be performed by another person.

3. Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 13.01 of the Indenture upon the occurrence of a Change of Control Triggering Event at a purchase price in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

3

4. Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$2,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5. Persons Deemed Owners

The registered Holder of this note certificate may be treated as the owner of the Securities for all purposes.

6. Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of any series of Outstanding Securities (as defined in the Indenture), on behalf of the Holders of all the Securities of that series, to waive certain past Defaults under the Indenture and their consequences with respect to that series. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7. Discharge and Defeasance

The Indenture contains provisions for discharge and defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

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8. Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Securities of such series; (ii) default for 30 days or more in the payment when due of interest on or with respect to the Securities of such series; (iii) default in the performance, or breach, of any covenant of the Company in the Indenture and continuance of such default or breach for a period of 90 days after there has been given written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities (with a copy to the Trustee) specifying such default or breach and requiring it to be remedied; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default, other than an Event of Default as a result of certain events of bankruptcy, insolvency or reorganization of the Company, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare all of the Outstanding Securities of that series to be due and payable immediately. If an Event of Default occurs and is continuing as a result of certain events of bankruptcy, insolvency or reorganization, all Outstanding Securities will immediately become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of such Securities.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (i) and (ii) above) if and so long as a committee of its Responsible Officers in good faith determines that withholding notice is in the interests of the Holders.

9. Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Company or its Affiliates and may otherwise deal with Company or its Affiliates with the same rights it would have if it were not Trustee.

10. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11. Authentication

This note certificate shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

12. CUSIP Numbers; ISINs

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Securities and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

5

13. Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

14. Governing Law

THE INDENTURE, THIS NOTE CERTIFICATE AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture. Requests may be made to:

Fox Corporation

1211 Avenue of the Americas

New York, New York 10036

Attention: Legal Department

6

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, check the Box. ☐

If you wish to have a portion of the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, state the amount (in original principal amount):

$ _____________________

Date: __________________________________	Your Signature
_______________________________________

(Sign exactly as your name appears in this note certificate)

Signature Guarantee: _________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF GUARANTEE1

Each guarantor signatory hereto (collectively, the “Guarantors”) has unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest, if any) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee under the Indenture, and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of each of the Guarantors to the Holders of the Securities and to the Trustee, pursuant to the Guarantee and the Indenture, are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made, including the terms of release set forth in Section 12.04 of the Indenture.

No stockholder, officer, director or incorporator, as such, past, present or future, of any of the Guarantors shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee of each Guarantor shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

[1]	To be provided in connection with any Guarantee by any Guarantor that may arise pursuant to the Indenture.

GUARANTOR

[_____________]

By:
Name:
Title:
Date: [_____________________], 20[__]

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this note certificate to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________________________________ to transfer this note certificate on the books of the Company. The agent may substitute another to act for him.

Date: _________________________________________	Your Signature ____________________________________ (Sign exactly as your name appears in this note certificate)

Guaranteed: ____________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit H

Form of Senior Note due 2066

[Attached.]

[Face of Note]

7.300% SENIOR NOTES DUE 2066

UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No. R-[ ]	**$[ ]**

FOX CORPORATION

7.300% SENIOR NOTES DUE 2066

CUSIP Number: 35137L AV7

ISIN: US35137LAV71

see reverse for certain definitions

FOX CORPORATION, a Delaware corporation (“Fox” or the “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to **[CEDE & CO].** or registered assigns, the principal amount of **[    ] DOLLARS** on November 15, 2066 and to pay interest thereon from November 13, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year, commencing May 15, 2027, at the rate of 7.300% per annum, until the principal hereof is fully paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months, commencing on the date hereof. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of, and interest on, this Security will be made at the offices or agencies of the Company maintained for that purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth herein which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

FOX CORPORATION

By:
Name:
Title:

[Signature Page to 2066 Senior Notes]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory
Date:

[Signature Page to 2066 Senior Notes]

[Back of Note]

FOX CORPORATION

7.300% SENIOR NOTES DUE 2066

This note (this “note certificate”) is one of a duly authorized series (this series being the “Securities”) of debt securities of Fox Corporation, a Delaware corporation (“Fox” or the “Company”), issued under the Indenture dated as of January 25, 2019 (the “Base Indenture”), between Fox and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), which provides for the issuance by the Company from time to time of debt securities (the “Debt Securities”) in one or more series, pursuant to which the Base Indenture, together with all indentures supplemental thereto or any Officer’s Certificate delivered pursuant to Section 3.01 of the Base Indenture (together with the Base Indenture, the “Indenture”), sets forth the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the “TIA”), and as provided in all indentures supplemental thereto (or as set forth in an Officer’s Certificate). The terms of the Securities set forth in this note certificate are qualified in their entirety by reference to the terms of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms. The Securities will be unconditionally guaranteed on a senior basis by any Subsidiary of the Company that is required to become a Guarantor pursuant to the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

1. Paying Agent and Security Registrar

Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice, other than notice to the Trustee. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Security Registrar or co-registrar.

2. Optional Redemption by the Company

Prior to May 15, 2066 (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

1

On or after the Par Call Date, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

2

The Trustee shall not be responsible for any calculation of the redemption price or any component thereof including, but not limited to, the Treasury Rate. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made by lot by the Trustee; provided that for so long as the Securities are held by DTC (or another Depositary), the partial redemption of the Securities shall be done in accordance with the policies and procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If any Securities is to be redeemed in part only, the notice of redemption that relates to the Security will state the portion of the principal amount of the Securities to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the Holder of the Security upon surrender for cancellation of the original Security.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Securities or portions thereof called for redemption.

Notice of any redemption of Securities may, at the Company’s discretion, be subject to one or more conditions precedent. In addition, if such redemption is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was delivered) as any or all such conditions shall be satisfied or waived, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the Company’s good faith judgment any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of its obligations with respect to such redemption may be performed by another person.

3. Repurchase Upon Change of Control Triggering Event

Subject to the terms and conditions of the Indenture, the Company shall become immediately obligated to offer to purchase the Securities pursuant to Section 13.01 of the Indenture upon the occurrence of a Change of Control Triggering Event at a purchase price in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

3

4. Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of US$2,000 of principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Securities in accordance with the terms of the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Securities for a period of 15 days before the selection of any Securities for redemption or of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

5. Persons Deemed Owners

The registered Holder of this note certificate may be treated as the owner of the Securities for all purposes.

6. Amendment; Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Securities under the Indenture and the waiver of compliance by the Company with certain provisions of the Indenture at any time with the consent of the Holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding (or, in case less than all of the several series of Debt Securities then outstanding are affected, of the Holders of a majority in principal amount of the Debt Securities at the time outstanding of each affected series). The Indenture also permits the Holders of a majority in principal amount of any series of Outstanding Securities (as defined in the Indenture), on behalf of the Holders of all the Securities of that series, to waive certain past Defaults under the Indenture and their consequences with respect to that series. Any such consent or waiver by the Holder hereof shall be conclusive and binding upon such Holder and upon all future Holders hereof and of any Securities issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made hereon.

7. Discharge and Defeasance

The Indenture contains provisions for discharge and defeasance at any time of (i) the entire indebtedness of the Securities and (ii) certain restrictive covenants and certain Events of Default applicable to the Securities, upon compliance by the Company with certain conditions set forth in the Indenture.

4

8. Defaults and Remedies

Under the Indenture, Events of Default include (i) default in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Securities of such series; (ii) default for 30 days or more in the payment when due of interest on or with respect to the Securities of such series; (iii) default in the performance, or breach, of any covenant of the Company in the Indenture and continuance of such default or breach for a period of 90 days after there has been given written notice by the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities (with a copy to the Trustee) specifying such default or breach and requiring it to be remedied; and (iv) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default, other than an Event of Default as a result of certain events of bankruptcy, insolvency or reorganization of the Company, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare all of the Outstanding Securities of that series to be due and payable immediately. If an Event of Default occurs and is continuing as a result of certain events of bankruptcy, insolvency or reorganization, all Outstanding Securities will immediately become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of such Securities.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to the Trustee. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities of a series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (i) and (ii) above) if and so long as a committee of its Responsible Officers in good faith determines that withholding notice is in the interests of the Holders.

9. Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by Company or its Affiliates and may otherwise deal with Company or its Affiliates with the same rights it would have if it were not Trustee.

10. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

11. Authentication

This note certificate shall not be valid until authenticated by the manual or electronic signature of the Trustee or an authenticating agent.

12. CUSIP Numbers; ISINs

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Securities and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

5

13. Abbreviations

Customary abbreviations may be used in the name of a Principal or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Acts).

14. Governing Law

THE INDENTURE, THIS NOTE CERTIFICATE AND ANY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture. Requests may be made to:

Fox Corporation

1211 Avenue of the Americas

New York, New York 10036

Attention: Legal Department

6

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, check the Box. ☐

If you wish to have a portion of the Securities purchased by the Company pursuant to Section 13.01 of the Indenture, state the amount (in original principal amount):

$______________________
Date:___________________________	Your Signature
_______________________________

(Sign exactly as your name appears in this note certificate)

Signature Guarantee:___________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF GUARANTEE1

Each guarantor signatory hereto (collectively, the “Guarantors”) has unconditionally guaranteed on a senior basis (i) the due and punctual payment of the principal of, premium, if any, and interest (including post-petition interest, if any) on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration, as a result of redemption, upon a Change of Control Triggering Event, by acceleration or otherwise, (ii) the due and punctual payment of interest on the overdue principal of, premium and interest, if any, on the Securities, to the extent lawful, (iii) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee under the Indenture, and (iv) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

The obligations of each of the Guarantors to the Holders of the Securities and to the Trustee, pursuant to the Guarantee and the Indenture, are expressly set forth to the extent and in the manner provided in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made, including the terms of release set forth in Section 12.04 of the Indenture.

No stockholder, officer, director or incorporator, as such, past, present or future, of any of the Guarantors shall have any personal liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

The Guarantee of each Guarantor shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

[1]	To be provided in connection with any Guarantee by any Guarantor that may arise pursuant to the Indenture.

GUARANTOR

[_____________]

By:
Name:
Title:
Date: [_____________________], 20[__]

ASSIGNMENT FORM

To assign the Security, fill in the form below:

I or we assign and transfer this note certificate to

INSERT ASSIGNEE’S SOC. SEC. OR TAX ID NO.

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ______________________________________________________________________________________________________ to transfer this note certificate on the books of the Company. The agent may substitute another to act for him.

Date:____________________________________	Your Signature
(Sign exactly as your name appears in this note certificate)

Guaranteed:_______________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.